UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2008

WASHINGTON MUTUAL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  1-14667

WASHINGTON	91-1653725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1301 SECOND AVENUE

SEATTLE, WASHINGTON 98101

(Address of principal executive offices, including zip code)

(206) 461-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 19, 2008, Washington Mutual, Inc. (the “Company”) and WMI Investment Corp. (together with the Company, the “Debtors”) filed their Schedules of Assets and Liabilities (the “Schedules”) and their Statements of Financial Affairs (the “SOFAs” and together with the Schedules, the “Schedules and SOFAs”) with the United States Bankruptcy Court for the District of Delaware (the “Court”) (Case Number 08-12229 (MFW)).

The Schedules and SOFAs may be available electronically, on the internet website of the claims agent Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/. Information set forth on the foregoing web site or filed with the Court shall not be deemed to be part of or incorporated by reference into this Current Report on Form 8-K. This Current Report will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

The Company cautions investors and potential investors not to place undue reliance upon the financial information contained in the Schedules and SOFAs, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Schedules and SOFAs are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the applicable requirements of title 11 of the United States Code, the Federal Rules of Bankruptcy Procedure and the Local Rules of Bankruptcy Procedure for the District of Delaware. The Schedules and SOFAs were not audited or reviewed by independent accountants, were not prepared in accordance with Generally Accepted Accounting Principles in the United States, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Schedules and SOFAs are complete. The information set forth in the Schedules and SOFAs should not be viewed as indicative of future results.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, as well as other statements made by the Debtors, may contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. Some of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2007 under “Factors that May Affect Future Results.” These risks include, among other factors, changes in business, economic and market conditions, changes in government regulation, and changes in the competitive environment in which the Company operates. Other risks that the Company faces include, but are not limited to, the following: (i) the Company’s ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; (ii) risks associated with third parties seeking and obtaining court approval to convert the case to a Chapter 7 case; and (iii) the potential adverse impact of the Chapter 11 case on the Company’s liquidity or results of operations. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the Company files from time to time with the Securities and Exchange Commission, particularly its Current Reports on Form 8-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Date: December 19, 2008	By:	/s/ John Maciel
John Maciel
Chief Financial Officer

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